                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                   October 10, 1997 (September 30, 1997)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                     1-13093                   38-3354643
(State or other              (Commission               (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


  2135 West Maple Road, Troy, Michigan                      48084-7186
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:         (248) 435-1000




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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events.

            On September 30, 1997, Rockwell International Corporation ("Rockwell"), then the sole shareowner of Meritor Automotive, Inc. ("Registrant"), distributed all of the outstanding shares of common stock, par value $1 per share, of Registrant, including the preferred share purchase rights associated with such common stock (collectively, "Meritor Common Stock"), to the holders of shares of common stock, par value $1 per share, of Rockwell. Registrant began operations as an independent, separately traded, publicly-held company on October 1, 1997.

            The Distribution was made without the payment of any consideration or the exchange of any shares by Rockwell's shareowners. In the Distribution, Rockwell shareowners received one share of Meritor Common Stock for every three shares of Rockwell common stock owned on September 17, 1997. Ownership of Meritor Common Stock was registered in book-entry form and each Rockwell shareowner will receive a stock distribution statement indicating the number of full shares of Meritor Common Stock that has been credited to the shareowner.

            In connection with the Distribution, on September 30, 1997 Registrant and Rockwell entered into a Distribution Agreement, Employee Matters Agreement and Tax Allocation Agreement, which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

            As previously announced by Rockwell, Rockwell received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Rockwell shareowners for United States federal income tax purposes, except to the extent cash is received by a Rockwell shareowner in lieu of fractional shares of Meritor Common Stock.

            In connection with the Distribution, Meritor Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Meritor Common Stock commenced on the New York Stock Exchange on September 15, 1997 under the trading symbol "MRA WI". Meritor Common Stock began trading independently on the New York Stock Exchange on October 1, 1997 under the trading symbol "MRA".



                         (Page 2 of 5 Pages)
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            The Distribution is more fully described in Registrant's Information
Statement dated September 3, 1997 (the "Information Statement"), which constitutes part of Registrant's Registration Statement on Form 10, as amended (File number 1-13093). The Information Statement, which was mailed to Rockwell shareowners, also contains financial statements and other information regarding Registrant and its business.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

      2.1 Distribution Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

      2.2 Employee Matters Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

      2.3 Tax Allocation Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

      3.1 Restated Certificate of Incorporation of Meritor Automotive, Inc., filed as Exhibit 4.1 to Registration Statement No. 333-35403, is hereby incorporated by reference.

      3.2         Amended By-Laws of Meritor Automotive, Inc., filed as Exhibit
                  4.2 to Registration Statement No. 333-35403, is hereby incorporated by reference.

      4.1 Rights Agreement dated as of September 8, 1997 by and between Meritor Automotive, Inc. and First Chicago Trust Company of New York, as Rights Agent, filed as Exhibit 4.3 to Registration Statement No. 333-35403, is hereby incorporated by reference.



                         (Page 3 of 5 Pages)
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                              SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MERITOR AUTOMOTIVE, INC.
                                          (Registrant)




                                    By  /s/ David W. Greenfield
                                        --------------------------------
                                        David W. Greenfield
                                        Senior Vice President,
                                        General Counsel and Secretary

Dated:  October 10, 1997




                         (Page 4 of 5 Pages)
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                                  EXHIBIT INDEX


Exhibit                   Description                                                   Sequentially
Number                                                                                  Numbered Page

2.1 Distribution Agreement dated as of September 30, 1997 by and between Rockwell International Corporation and Meritor Automotive, Inc.

2.2         Employee Matters Agreement dated as of September 30, 1997 by and between
            Rockwell International Corporation and Meritor Automotive, Inc.

2.3         Tax Allocation Agreement dated as of September 30, 1997 by and between
            Rockwell International Corporation and Meritor Automotive, Inc.

3.1 Restated Certificate of Incorporation of Meritor Automotive, Inc., filed as Exhibit 4.1 to Registration Statement No. 333-35403, is hereby incorporated by reference.

3.2         Amended By-Laws of Meritor Automotive, Inc., filed as Exhibit 4.2 to
            Registration Statement No. 333-35403, is hereby incorporated by reference.

4.1         Rights Agreement dated as of September 8, 1997 by and between Meritor
            Automotive, Inc. and First Chicago Trust Company of New York, as Rights
            Agent, filed as Exhibit 4.3 to Registration Statement No. 333-35403,
            is hereby incorporated by reference.




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